UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 4, 2009
Red Lion Hotels Corporation
(Exact Name of Registrant as Specified in Charter)

Washington	001-13957	91-1032187

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)
201 W. North River Drive
Suite 100

Spokane, Washington	99201

(Address of Principal Executive Offices)	(Zip Code)
(509) 459-6100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition
On November 4, 2009, the registrant issued a press release setting forth its results for the third quarter of 2009. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.
ITEM 9.01. Financial Statements and Exhibits
(c) Exhibits.
The following exhibit is furnished pursuant to Item 2.02 hereof:

Exhibit No.	Exhibit

99.1	Press release dated November 4, 2009 reporting results for the third quarter ended September 30, 2009

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED LION HOTELS CORPORATION (Registrant)

/s/ Anupam Narayan Chief Executive Officer
(Signature)

November 4, 2009
(Date)

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press release dated November 4, 2009 reporting results for the third quarter ended September 30, 2009